UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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(Name of Registrant as Specified In Its Charter)

ING Variable Portfolios, Inc.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ING GLOBAL EQUITY OPTION PORTFOLIO

(800) 992-0180

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

September 1, 2009

Dear Variable Contract Holder/Plan Participant:

On behalf of the Board of Directors of ING Variable Portfolios, Inc. (the “Board”), I invite you to a special meeting of shareholders (the “Special Meeting”) of ING Global Equity Option Portfolio (the “Portfolio”) to be held at 10:00 a.m., local time, on October 6, 2009, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  Formal notice of the Special Meeting appears on the next page, followed by the proxy statement (the “Proxy Statement”).  Please take the time to read the Proxy Statement and cast your vote, because it covers matters that are important to the Portfolio and to you as a shareholder.

At the Special Meeting, shareholders of the Portfolio will be asked to approve the Plan of Liquidation and Dissolution for the Portfolio, providing for the liquidation and dissolution of the Portfolio (the “Proposal”).

The Proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully. After careful consideration, the Board approved the Proposal, and recommends that shareholders vote “FOR” the Proposal.

If the Proposal is approved by shareholders of the Portfolio and you have not elected to move your contract/account value to a new investment option prior to the liquidation of the Portfolio, upon the liquidation of the Portfolio, your contract/account value will be reinvested in ING Intermediate Bond Portfolio.

Your vote is important regardless of the number of shares you own.  To avoid the added cost of follow-up solicitations and possible adjournments, please take the time to read the Proxy Statement and cast your vote.  It is important that your vote be received no later than 5:00 p.m., local time, on October 5, 2009.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

ING GLOBAL EQUITY OPTION PORTFOLIO

(800) 992-0180

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

TO BE HELD ON OCTOBER 6, 2009

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Special Meeting”) of  ING Global Equity Option Portfolio (the “Portfolio”) is scheduled for October 6, 2009, at 10:00 a.m., local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 for the following purposes:

1.                                       To approve the Plan of Liquidation and Dissolution, providing for the liquidation and dissolution of the Portfolio; and

2.                                       To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

Shareholders of record as of the close of business on August 5, 2009 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponements thereof.  Your attention is called to the accompanying proxy statement.  Regardless of whether you plan to attend the Special Meeting or any adjournment thereof, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY, THE ENCLOSED VOTING INSTRUCTIONS CARD, so that a quorum will be present and a maximum number of shares may be voted.  Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised voting instructions card bearing a later date, by giving written notice of revocation to the Portfolio or by voting in person at the Special Meeting.

By Order of the Board of Directors,

Theresa K. Kelety
Secretary

Dated:  September 1, 2009

PROXY STATEMENT

September 1, 2009

ING Variable Portfolios, Inc.

ING Global Equity Option Portfolio

TABLE OF CONTENTS

Introduction	1

The Proposal	4

Additional Information Regarding the Proxy Solicitation	7

Appendix A—Summary Information of ING Intermediate Bond Portfolio	A-1

Appendix B—Security Ownership of Certain Beneficial and Record Owners	B-1

Appendix C— ING Global Equity Option Portfolio Plan of Liquidation and Dissolution	C-1

Appendix D—Number of Shares Outstanding as of the Record Date	D-1

September 1, 2009

ING Global Equity Option Portfolio

Toll Free: (800) 992-0180

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

SPECIAL MEETING OF SHAREHOLDERS

Scheduled for October 6, 2009

INTRODUCTION

Why is the Special Meeting Being Held?

The Board of Directors (the “Board” or the “Directors”) of ING Variable Portfolios, Inc. (the “Company”) on behalf of ING Global Equity Option Portfolio (the “Portfolio”), is sending this proxy statement (the “Proxy Statement”), the attached Notice of Special Meeting of Shareholders and the enclosed Voting Instructions Card on or about September 1, 2009.  At the special meeting (the “Special Meeting”), shareholders of the Portfolio will be asked to approve the Plan of Liquidation and Dissolution of the Portfolio, providing for the liquidation and dissolution of the Portfolio (the “Proposal”).  Finally, the Special Meeting is being held to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

Why did you send me this booklet?

This booklet includes a Proxy Statement and one Voting Instructions Card for the Portfolio in which you have an interest. It provides you with information you should review before providing voting instructions on the matters listed above and in the Notice of Special Meeting of Shareholders for the Portfolio.

Shares of the Portfolio have been purchased by you through your qualified retirement plan (“Qualified Plans”) or, at your direction by your insurance company, through its separate accounts (“Separate Accounts”), to serve as investment options under your variable annuity contract or, if you are a qualified plan participant (“Plan Participant”), through your Qualified Plan.

The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.  For a pension plan, this usually means the trustee for the plan.  Shares of the Portfolio are available as investment options in variable annuity contracts issued by an insurance company (“Variable Contracts”) to individuals and to sponsors of group pension and retirement plans.  Shares of the Portfolio are also offered directly to the trustees and custodians of certain Qualified Plans.  Accordingly, insurance companies and Qualified Plans or their trustees, as the record owners of the Portfolio’s shares are, in most cases, the true “shareholders” of the Portfolio.  Holders of Variable Contracts (“Variable Contract Holders”) that are registered with the U.S. Securities and Exchange Commission (the “SEC”) generally have the right to instruct the insurance company through which they hold an interest on how to vote on the Proposal set forth in this Proxy Statement for the Portfolio that they have chosen as an investment option.  For certain Qualified Plans, plan trustees generally exercise voting rights but, in some cases, may pass their voting rights to Plan Participants who will provide instructions on how to vote shares.  Therefore, references to “you” or “shareholders” throughout the proxy materials usually means the persons who can decide how to vote on the Proposal, which includes Variable Contract Holders, and may include pension plan trustees and, in some instances, Plan Participants where they have the right to provide instructions on the shares owned through the plan.

This booklet also includes certain information about ING Intermediate Bond Portfolio, as provided in Appendix A.  If the Proposal is approved by shareholders of the Portfolio and you have not elected to move your contract/account value to a new investment option prior to the liquidation of the Portfolio, upon the liquidation of the Portfolio, your contract/account value will be reinvested in ING Intermediate Bond Portfolio.  Please see “How are the proposed liquidation plan and related transactions to be effected if the Portfolio’s shareholders approve the Proposal?” on pages 4 and 5 below for more information.

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of the Portfolio’s shareholders.

Who is eligible to vote?

Shareholders holding an investment in shares of the Portfolio as of the close of business on August 5, 2009 (the “Record Date”) are eligible to vote or instruct their insurance company or plan trustee as to how to vote their shares.

As of the Record Date, no person owned beneficially more than 5% of any class of the Portfolio, except as set forth in Appendix B.  To the best of the Company’s knowledge, as of the Record Date, (1) no Director or officer owned beneficially more than 1% of any class of the Portfolio and (2) the officers and Directors beneficially owned, as a group, less than 1% of any class of the Portfolio.

How do I vote?

Variable Contract Holders can instruct their insurance company through which they hold a beneficial interest in the Portfolio as to how to vote by completing, signing and returning the enclosed Voting Instructions Card promptly in the enclosed envelope, or by attending the Special Meeting in person and voting.  Joint owners should each sign the Voting Instructions Card.

Shares of the Portfolio are sold to Separate Accounts and are used as investment options under Variable Contracts.  Variable Contract Holders who select the Portfolio for investment through a Variable Contract have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio.  An insurance company that uses the Portfolio as a funding vehicle, is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to Variable Contract Holders.  Therefore, for Separate Accounts that are registered with the SEC, an insurance company will request voting instructions from the Variable Contract Holder and will vote shares or other interests in the Separate Account as directed by the Variable Contract Holder.  In the event that any Variable Contract Holders fail to provide voting instructions with respect to Separate Accounts registered with the SEC, it is expected that the insurance company will vote the shares attributable to those Variable Contract Holders for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Variable Contract Holders investing through the same Separate Account, even if only a small number of Variable Contract Holders provide voting instructions.  The effect of proportional voting is that if a large number of Variable Contract Holders fail to give voting instructions, a small number of Variable Contract Holders may determine the outcome of the vote.

Variable Contract Holders permitted to give instructions to an insurance company and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment or postponement thereof, will be determined as of the Record Date.  In connection with the solicitation of such instructions from Variable Contract Holders, it is expected that the respective insurance companies will furnish a copy of this Proxy Statement to Variable Contract Holders.

Shares of the Portfolio are also sold directly to the trustees and custodians of certain Qualified Plans.  A trustee or custodian for a Qualified Plan that includes the Portfolio as an investment option, is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting power with respect to the shares, but generally will pass the voting rights through to the Qualified Plan and in some cases will pass through any voting rights to Plan Participants who have an interest in the Portfolio.

Qualified Plans, and in some cases their participants, are permitted to give instructions to the Portfolio and the number of shares for which instructions may be given for purposes of voting at the Special Meeting, and any adjournment or postponement thereof, will be determined as of the Record Date.  In connection with the solicitation of such instructions from Qualified Plans or their participants, it is expected that the respective trustees/custodians will furnish a copy of this Proxy Statement to the Qualified Plan and its participants, as applicable.

If a shareholder wishes to participate in the Special Meeting, he or she may submit the Voting Instructions Card originally sent with the Proxy Statement or attend the Special Meeting in person.  All persons entitled to direct the voting of shares, whether they are Variable Contract Holders, insurance companies, trustees/custodians, Qualified Plans or participants are described as shareholders for purposes of this Proxy Statement. Shareholders can vote by completing, signing and returning the enclosed Voting Instructions Card promptly in the enclosed envelope, through telephone touch-tone voting, via Internet voting, or by attending the Special Meeting in person and voting.  To vote by telephone or Internet, follow the voting instructions outlined on your Voting Instructions Card. These options require shareholders to input a control number, which is located on your Voting Instructions Card.  After entering this number, shareholders will be prompted to provide their voting instructions on the Proposal.  Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link.  Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions.  Joint owners must each sign the Voting Instructions Card.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or Internet, the shareholder may still submit by mail the Voting Instructions Card sent with the Proxy Statement or attend the Special Meeting in person.

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on October 6, 2009, at 10:00 a.m., local time, and, if the Special Meeting is adjourned or postponed, at any adjournment(s) or postponement(s) of the Special Meeting.  If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on Tuesday, October 6, 2009

The Proxy Statement is available on the Internet at http://www.proxyweb.com/ing. Additional information about the Portfolio is available in its prospectus, statement of additional information, semi-annual report, and annual report to shareholders.  Copies of the Portfolio’s prospectus, annual and semi-annual reports have previously been mailed to shareholders.  This Proxy Statement should be read in conjunction with the annual and semi-annual reports. You can obtain copies of the prospectus, statement of additional information, annual report and semi-annual report, without charge, by writing to ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, or by calling (800) 992-0180.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Proposal.

THE PROPOSAL

APPROVAL OF THE PLAN OF LIQUIDATION AND DISSOLUTION OF

ING GLOBAL EQUITY OPTION PORTFOLIO

What is the Proposal?

At the Board’s July 21, 2009 meeting, the Board, including those Directors who are not “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), pursuant to a recommendation by management, approved the proposed liquidation and dissolution plan of ING Global Equity Option Portfolio and directed that the liquidation plan, providing for the liquidation and dissolution of the Portfolio, be submitted to the Portfolio’s shareholders for approval.  A copy of the form of the liquidation plan, which provides for the complete liquidation of all assets of the Portfolio, is attached to this Proxy Statement as Appendix C.

What are the reasons for the proposed liquidation and dissolution of the Portfolio?

The Portfolio commenced operations in August 2008 and is an insurance-dedicated fund that is offered exclusively through ING’s Variable Annuity platform (the “VA platform”).

Since inception, the Portfolio has been less popular with the public than originally anticipated. Public ownership of the Portfolio is very limited, sales have been weak, and the VA platform does not anticipate any future prospects for gathering substantial assets for the Portfolio.  To illustrate, as of June 15, 2009, the Portfolio had approximately $10.3 million in assets under management, of which approximately $4 million comprised of seed capital.

Considering that the Portfolio has failed to garner and maintain sufficient assets to reach scale, management does not anticipate that the Portfolio will be able to attract sufficient additional assets in the foreseeable future to maintain viability nor does management anticipate offering the Portfolio through new insurance or retirement products.  Furthermore, management determined that maintaining the Portfolio at its current asset levels would not be beneficial in the long term to shareholders.  For example, the small asset base of the Portfolio makes it difficult for the Portfolio to take large positions in potentially attractive investment opportunities.  Consequently, management has determined that action should be taken to address the small asset size of the Portfolio.

In evaluating alternatives for the Portfolio, management considered reorganization and liquidation options for the Portfolio.  Due to the small asset size of the Portfolio, management determined that the estimated costs of merging the Portfolio into another fund (including filing, mailing, solicitation and transition costs), relative to the asset size of the Portfolio, would be significant and outweighed the benefits of conducting such a merger transaction. Accordingly, management recommended and the Board agreed that liquidation and dissolution of the Portfolio represents the most favorable course of action.

How are the proposed liquidation plan and related transactions to be effected if the Portfolio’s shareholders approve the Proposal?

If the liquidation plan is approved by the Portfolio’s shareholders, it will be effective on or about October 23, 2009 (“Effective Date”).  As soon as practicable, but in no event later than October 24, 2009 (the “Liquidation Date”), the Portfolio will be liquidated in accordance with the terms of its liquidation plan.  All portfolio securities of the Portfolio not already converted to cash or cash equivalents will be converted to cash or cash equivalents.

Between the Effective Date and the Liquidation Date (the “Liquidation Period”), the Portfolio will pay, discharge, or otherwise provide for the payment or discharge of, any and all its liabilities and obligations of the Portfolio.  If the Portfolio is unable to pay, discharge or otherwise provide for any of its liabilities during its Liquidation Period, the Portfolio may: (i) retain cash or cash equivalents in an amount that it estimates is necessary to discharge any unpaid liabilities and obligations of the Portfolio on the

Portfolio’s books as of the Liquidation Date; and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Portfolio on the Portfolio’s books.

Upon the termination of the Liquidation Period, the Portfolio’s assets will be distributed ratably among its shareholders of record in one or more cash payments, which will, unless otherwise instructed, immediately be reinvested in ING Intermediate Bond Portfolio. The proportionate interests of shareholders in the assets of the Portfolio shall be fixed on the basis of their respective shareholdings at the close of business on October 23, 2009.  Effective October 23, 2009, the Portfolio’s books will be closed and, subject to applicable law, the shareholders’ respective interests in the Portfolio will not be transferable or redeemable.  The first distribution of the Portfolio’s assets is expected to consist of cash representing substantially all the assets of the Portfolio, less the amount reserved to pay creditors of the Portfolio, if any.

As discussed above, the Portfolio is only available as an investment option for Variable Contract Holders and for Plan Participants (who could be investing through a group variable annuity contract) through the VA platform. Prior to the proposed liquidation, Variable Contract Holders and Plan Participants will be provided an opportunity to transfer their assets to the other portfolios available under their Variable Contracts or their Qualified Plans, respectively. In the event that shareholders approve the liquidation plan of the Portfolio and a shareholder does not select a new investment option prior to the Portfolio’s Liquidation Date, the proceeds will be placed in ING Intermediate Bond Portfolio. Variable Contract Holders and Plan Participants may have other portfolio options through their variable annuity platforms and Qualified Plans, respectively. If you are a Variable Contract Holder whose Variable Contract includes the Portfolio as an investment option, please consult the product supplement dated August 18, 2009 or call (800) 366-0066 for more information on other investment options available to you and instructions on how to transfer your contract value. If you are a Plan Participant whose Qualified Plan includes the Portfolio as an investment option, please consult your plan documents or contact your plan administrator for more information on other investment options available to you and instructions on how to transfer your account value.

With respect to Variable Contract Holders, after consulting with the insurance company that issued the pertinent Variable Contracts, management has concluded that the liquidation of the Portfolio will not have an impact on a Variable Contract Holder’s right to transfer contract values among and between other investment options offered under their Variable Contracts. A Variable Contract Holder would be able to transfer contract values out of any sub-account invested in the Portfolio free of any charges at any time. In connection with the liquidation of the Portfolio, any such transfer out of the Portfolio or any of the default investment options described above within a period beginning 60 days before, and ending 60 days after, the Liquidation Date will not be counted for the purposes of applying any excessive trading policies. After consulting with the insurance company that issued the pertinent Variable Contracts, management has determined that the liquidation of the Portfolio will not alter a Variable Contract Holder’s rights or the obligations of the insurance company to that Variable Contract Holder. In addition, if the liquidation plan is adopted, Variable Contract Holders will continue to have the same rights they previously had to withdraw contract values allocated to the Portfolio under their Variable Contracts. Withdrawal of contract value may involve other charges (e.g., surrender charges) and other adverse consequences under the terms of the Variable Contracts, and Variable Contract Holders should consult the prospectus for their Variable Contract for more information.

Are there any federal income tax consequences?

Liquidation of the Portfolio will not result in tax implications for the Portfolio or the Variable Contract Holders because the Portfolio is held in variable annuity products.  However, withdrawals of contract value from a Variable Contract may have adverse tax consequences, and you should consult your tax adviser before making such withdrawals.

Who pays the costs of the Portfolio’s liquidations?

ING Investments, LLC (“ING Investments” or the “Adviser”), the Portfolio’s investment adviser, or an affiliate, will bear the costs of the Portfolio’s liquidation, including the expense of soliciting the Portfolio’s shareholders for approval of the Portfolio’s liquidation plan.  However, the Portfolio will bear the transaction costs (i.e., commissions) associated with the liquidation of the Portfolio’s securities.

What is the required vote?

Approval of the Proposal by the Portfolio’s shareholders requires the affirmative vote of a “majority of the outstanding voting securities” of the Portfolio, which is defined in the 1940 Act to mean the lesser of (i) the holders of 67% or more of the voting securities present at the Special Meeting, provided that more than 50% of the of the outstanding voting securities of the Portfolio are present in person or represented by proxy at the Special Meeting, or (ii) a majority of the outstanding voting securities of the Portfolio.

What happens if the Portfolio’s shareholders do not approve the Proposal?

If the Portfolio’s shareholders do not approve the Proposal, the Portfolio will continue to be managed in accordance with its current investment objective and policies, and the Board will determine what action, if any, should be taken.

What is the recommendation of the Board?

The Board is recommending that shareholders vote “FOR” the Proposal to approve the liquidation plan of the Portfolio.

ADDITIONAL INFORMATION REGARDING THE PROXY SOLICITATION

Solicitation of Proxies

This Proxy Statement is being furnished by the Board in connection with the solicitation of proxies for the Special Meeting. Solicitation of voting instructions is being made primarily by the mailing of the Notice of Special Meeting of Shareholders, the Proxy Statement and the Voting Instructions Card on or about September 1, 2009. In addition to the solicitation of proxies by mail, employees of ING Investments and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy originally sent with the Proxy Statement, attend in person or vote online by logging on to www.proxyweb.com and following the on-line directions. Should shareholders require additional information regarding the proxy or require replacement of the proxy, they may contact Shareholder Services toll-free at 1-800-992-0180.

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Portfolio shareholder of record, unless the Portfolio has received contrary instructions from one or more of the household’s shareholders.  If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at 1-800-992-0180.  If any shareholder does not want the mailing of this Proxy Statement to be combined with those for other members of the shareholder’s household, please contact the Portfolio in writing at ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034 or call Shareholder Services at 1-800-992-0180.  If in the future any shareholder does not want the mailing of a proxy statement to be combined with household members, please inform the Portfolio in writing or via telephone at the address or telephone number listed above.

What happens to my proxy once I submit it?

The Board has named Theresa K. Kelety, Secretary, Huey P. Falgout, Jr., Assistant Secretary, and Todd Modic, Senior Vice President and Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Portfolio shares as directed by shareholders.  Please complete and execute your Voting Instructions Card.  If you followed the instructions when you voted, your proxies will vote your shares as you have directed.  If you submitted your Voting Instructions Card but did not vote on the Proposal, the persons named as proxies will vote on the Proposal as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

What if a proposal that is not in the Proxy Statement comes up at the Special Meeting?

If any other matter is properly presented, the persons named as proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting.  At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposal discussed in this Proxy Statement.

I want to attend the Special Meeting and vote in person.  How do I do this?

If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive.  However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee authorizing you to vote and indicating that you are the beneficial owner of the shares on the Record Date.

What are the voting rights and the quorum requirements?

August 5, 2009 has been chosen by the Board as the Record Date.  Each share of each class of the Portfolio is entitled to one vote and each fractional share of each class is entitled to a proportionate fractional vote.  The Portfolio’s shareholders at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Portfolio at the Special Meeting, and any adjournment(s) or postponements thereof, with respect to their shares owned as of the Record Date.

The presence in person or by proxy of shareholders entitled to cast a majority in number of votes shall be necessary to constitute a quorum for the transaction of business at the Special Meeting with respect to the Portfolio.

A shareholder vote may be taken on the Proposal in this Proxy Statement prior to any adjournment if sufficient votes have been received with respect to the Proposal.  A majority of the shareholders present in person or proxy may adjourn the meeting (i) in the absence of a quorum at such meeting or (ii) in the event that a quorum is present, for any reason permitted by law, including for the purpose of providing time for the solicitation of additional shareholder votes.  The persons named in the enclosed proxies are expected to vote (1) in favor of such adjournment with respect to those proxies in which they are entitled or required to vote in favor of the Proposal; (2) against any adjournments with respect to those proxies in which they are required to vote against the Proposal; and (3) will not vote any proxies that direct them to abstain from voting on the Proposal. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than six months beyond the originally scheduled meeting date).  Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment.

If a shareholder abstains from voting as to any matter, the shares represented by such abstention will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum but will be counted as votes against the Proposal.  If a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, the shares represented by such broker non-vote will be deemed present at the Special Meeting for purposes of determining a quorum.  However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on the Proposal. For this reason, with respect to matters requiring the affirmative majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against the Proposal.

The Company, on behalf of the Portfolio, does not impose any requirement that a specific percentage of Variable Contract owners and Plan Participants need to give instructions as how to vote their shares. Where Variable Contract owners fail to give instructions as to how to vote their shares, the Participating Insurance Companies will use proportional voting and vote those shares in proportion to the instructions given by other Variable Contract owners who voted.  The effect of proportional voting is that if a large number of Variable Contract owners fail to give voting instructions, a small number of Variable Contract owners may determine the outcome of the vote.

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Portfolio a written revocation or a duly executed Voting Instructions Card bearing a later date.  In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.  The persons named in the accompanying Voting Instructions Card will vote as directed by the shareholder under the Voting Instructions Card, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote “FOR” the Proposal and may vote in their discretion with respect to other matters not currently known to the Board that may be presented at the Special Meeting.

Who are the service providers to the Portfolio?

ING Investments serves as investment adviser to the Portfolio.  ING Funds Distributor, LLC (the “Distributor”) serves as the Portfolio’s distributor and ING Funds Services, LLC (the “Administrator”) serves as the Portfolio’s administrator. The principal office of the Adviser, the Distributor and the Administrator, is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  The Adviser, the Distributor and the Administrator, are all indirect, wholly-owned subsidiaries of ING Groep N.V., which is located at Amstelveensesweg 500, 1081 KL Amsterdam, P.O. Box 810,1000 AV Amsterdam, The Netherlands and are affiliated with one another.  ING is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

May shareholders send communications to the Board?

Shareholders may send communications to the Board, a committee thereof, or an individual director.  Such communications should be sent to the Portfolio’s Secretary at the address on the front of this Proxy Statement.

Can shareholders submit proposals for consideration in a proxy statement?

The Company is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act.  A shareholder proposal unrelated to the election of Directors or a shareholder proposal concerning the election of Directors to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed.  Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

In order that your vote at the Special Meeting may be counted, prompt execution and return of the enclosed Voting Instructions Card is requested.  A self-addressed postage paid envelope is enclosed for your convenience.  You also may vote via telephone or via the Internet.  Please follow the voting instructions as outlined on your Voting Instructions Card.

Theresa K. Kelety
Secretary

September 1, 2009

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

APPENDIX A

SUMMARY INFORMATION OF ING INTERMEDIATE BOND PORTFOLIO

The following information is extracted from the May 1, 2009 prospectus of ING Intermediate Bond Portfolio. Variable Contract Holders or Plan Participants should review the prospectus of ING Intermediate Bond Portfolio carefully before making any investment decisions with respect to this fund.

ING INTERMEDIATE BOND PORTFOLIO

Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of bonds, including but not limited to corporate, government and mortgage bonds, which, at the time of purchase, are rated investment-grade (for example, rated at least BBB— by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

Although the Portfolio may invest a portion of its assets in high-yield (high risk) debt securities, commonly referred to as “junk bonds”, rated below investment-grade, the Portfolio will seek to maintain a minimum average portfolio quality rating of at least investment-grade. Generally, the Sub-Adviser maintains a dollar-weighted average duration between three and ten years. Duration is the most commonly used measure of risk in fixed-income investment as it incorporates multiple features of the fixed-income instrument (e.g., yield, coupon, maturity, etc.) into one number. Duration is a measure of sensitivity of the price of a fixed-income instrument to a change in interest rates. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield-to-maturity of the fixed-income instrument. Duration is expressed as a number of years. The bigger the duration number, the greater the interest-rate risk or reward for the fixed-income instrument prices.

The Portfolio may also invest in: preferred stocks; high-quality money market instruments; municipal bonds; debt securities of foreign issuers; securities denominated in foreign currencies; mortgage- and asset-backed securities; options and futures contracts involving securities, securities indices and interest rates including options and futures contracts denominated in foreign currencies. The Portfolio may also engage in dollar roll transactions and swap agreements.

The investment process focuses on buying bonds at a discount to their intrinsic value. The Sub-Adviser utilizes proprietary quantitative techniques to identify bonds or sectors that are cheap relative to other bonds or sectors based on their historical price relationships. Teams of asset specialists use this relative value analysis to guide them in the security selection process.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

PRINCIPAL RISKS

Credit Risk— the Portfolio could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. The Portfolio may be subject to more credit risk than other funds because it may invest in high-yield debt securities which are considered predominantly speculative with respect to the issuer’s continuing ability to meet interest and principal payments.

Derivatives Risk — derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Portfolio and may reduce its returns.

Extension Risk — slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security’s life thereby locking in a below-market interest rate, increasing the security’s duration, and reducing the value of the security.

Foreign Investments Risk — foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investment. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

High-Yield, Lower-Grade Debt Securities Risk — when the Portfolio invests in debt securities rated below investment-grade, its credit risk and liquidity risk is greater than that of funds that buy only investment-grade debt securities. Debt securities that are (or have fallen) below investment-grade are exposed to a greater risk that the issuers might not meet their debt obligations.

Interest Rate Risk — fixed-income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt. High-yield instruments are even more sensitive to economic and market conditions than other fixed-income securities.

Liquidity Risk — although the Portfolio expects to invest in debt securities issued, guaranteed or otherwise backed by the U.S. government or its agencies and instrumentalities, the Portfolio may make investments in securities that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Portfolio may have to accept a lower price or may not be able to sell the security at all. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. Additionally, in order to meet redemption requests, the Portfolio may be forced to sell liquid securities at an unfavorable time and on unfavorable conditions causing a loss to the Portfolio.

Mortgage-Related Securities Risk — the prices of mortgage-related securities are sensitive to changes in interest rates and changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, the price of the mortgage-related security may fall.

Other Investment Companies Risk — the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Portfolio invests in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio.

Price Volatility Risk — the value of the Portfolio changes as prices of its investments go up or down. Debt securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.

Prepayment Risk Risk — the Portfolio may invest in mortgage-related securities which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Portfolio will be forced to reinvest this money at lower yields.

U.S. Government Securities and Obligations Risk — some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association (“GNMA”). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Securities Lending Risk — involves two primary risks — “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Portfolio Turnover Risk — a high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, which may have an adverse impact on performance.

Annual Portfolio Operating Expenses

As of December 31, 2008 (1)

(expenses that are deducted from Portfolio assets, shown as a ratio of expenses to average daily net assets)

ING Intermediate Bond Portfolio

ADV Class
Management Fee	0.40%
Distribution and Shareholder Servicing (12b-1) Fees	0.50%
Other Expenses(2)	0.11%
Acquired Portfolio Fees and Expenses(3)	0.00%
Total Portfolio Operating Expenses	1.01%
Waivers and Reimbursements	—
Net Expenses	1.01%

Class I
Management Fee	0.40%
Distribution and Shareholder Servicing (12b-1) Fees	N/A
Other Expenses(2)	0.11%
Acquired Portfolio Fees and Expenses(3)	0.00%
Total Portfolio Operating Expenses	0.51%
Waivers and Reimbursements	—
Net Expenses	0.51%

Class S
Management Fee	0.40%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%
Other Expenses(2)	0.11%
Acquired Portfolio Fees and Expenses(3)	0.00%
Total Portfolio Operating Expenses	0.76%
Waivers and Reimbursements	—
Net Expenses	0.76%

Class S2
Management Fee	0.40%
Distribution and Shareholder Servicing (12b-1) Fees	0.50%
Other Expenses(2)	0.11%
Acquired Portfolio Fees and Expenses(3)	0.00%
Total Portfolio Operating Expenses	1.01%
Waivers and Reimbursements(4)	(0.10)%
Net Expenses	0.91%

(1)

The fiscal year end for the Portfolio is December 31.  This table shows the estimated operating expenses for shares of the Portfolio, as a ratio of expenses to average daily net assets. These ratios are based on the Portfolio’s actual operating expenses as of December 31, 2008, as adjusted for contractual changes and waivers, if any.

(2)	ING Funds Services, LLC receives an annual administration fee equal to 0.055% on the first $5 billion of daily net assets and 0.03% of daily net assets thereafter of the Portfolio.
(3)

The Acquired Portfolio Fees and Expenses are not fees or expenses incurred by the Portfolio directly.  These fees and expenses include the Portfolio’s pro rata share of the cumulative expenses charged by the acquired funds in which the Portfolio invests.

The fees and expenses will vary based on the Portfolio’s allocation of assets to, and the annualized net expenses of, the particular acquired funds. With respect to this Portfolio, the amount represents less than 0.01% and is included in Other Expenses.

(4)

ING Funds Distributor, LLC has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio. The expense waiver will continue through at least May 1, 2010. There is no guarantee that this waiver will continue after that date.

APPENDIX B

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
AND RECORD OWNERS

The following tables provide information about the persons or entities who, to the knowledge of the Portfolio, owned beneficially or of record 5% or more of any class of that Portfolio’s outstanding shares as of August 5, 2009:

ING GLOBAL EQUITY OPTION PORTFOLIO

Name and Address of Shareholder	Percent of Class and Type of Ownership*	Percentage of Portfolio
ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	61.3% Class S; Beneficial	61.3%

ING USA Life & Annuity Co 5780 Powers Ferry Rd NW Atlanta, GA 30327-4347	38.7% Class S; Beneficial	38.7%

*  Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

B-1

APPENDIX C

ING GLOBAL EQUITY OPTION PORTFOLIO
FORM OF PLAN OF LIQUIDATION AND DISSOLUTION OF SERIES

This Plan of Liquidation and Dissolution of Series (the “Plan”) is made by ING Variable Portfolios, Inc. (the “Company”), a Maryland corporation, with respect to ING Global Equity Option Portfolio (the “Series”), a separate series of shares of beneficial interest, and a segregated portfolio of assets, of the Company.  The Series is a series of an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  This Plan is intended to accomplish the complete liquidation and dissolution of the Series in conformity with all provisions of Maryland law, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and the Company’s Articles of Incorporation dated the 1st day of May, 2002, as amended (the “Articles of Incorporation”).

WHEREAS, the Company’s Board of Directors (the “Directors”) have determined, on behalf of the Series, that it is in the interests of the Series and its shareholders to liquidate and dissolve the Series; and

WHEREAS, at a meeting of the Directors on July 21, 2009, this Plan as the method of liquidating and dissolving the Series in accordance with applicable provisions of Maryland law and the Company’s Articles of Incorporation, including but not limited to, the Sixth article of the Articles of Incorporation was considered and adopted.

NOW, THEREFORE, the liquidation and dissolution of the Series shall be carried out in the manner hereinafter set forth.

1.                                       Effective Date of Plan. This Plan shall become effective with respect to the Series on October 23, 2009 (the “Effective Date”).  This Plan shall not become effective if it has not been approved by a majority of the outstanding shares of the Series, as defined in the 1940 Act.

2.                                       Liquidation.  As soon as practicable following the Effective Date, the Series shall be liquidated in accordance with Section 331 of the Code (the “Liquidation”).

3.                                       Cessation of Business.  Upon the Effective Date, the Series shall not engage in any business activities, except for the purposes of winding up its business and affairs, and shall distribute the Series’ assets to its shareholders in accordance with the provisions of this Plan; provided, however, that the Series may continue to carry on its activities as an investment company, as described in its current prospectus, with regard to its existing shareholders and assets, until the final liquidating distribution to its shareholders has been made.

4.                                       Restriction of Transfer and Redemption of Shares.  The proportionate interests of shareholders in the assets of the Series shall be fixed on the basis of their respective shareholdings at the close of business on October 23, 2009.  On such date, the books of the Series shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the State of Maryland or otherwise, the shareholders’ respective interests in the Series’ assets shall not be transferable or redeemable.

5.                                       Liquidation of Assets.  As soon as it is reasonable and practicable after the Effective Date, but in no event later than October 24, 2009 (the “Liquidation Date”), all portfolio securities of the Series not already converted to cash or cash equivalents shall be converted to cash or cash equivalents.

6.                                       Liabilities.  Between the Effective Date and the Liquidation Date (the “Liquidation Period”), the Series shall pay, discharge, or otherwise provide for the payment or discharge of, any and all liabilities and obligations of the Series.  If the Series is unable to pay, discharge or otherwise provide for any liabilities of the Series during the Liquidation Period, the Series may (i) retain cash or cash equivalents in an amount that it estimates is necessary to discharge any unpaid liabilities and obligations of the Series on the Series’ books as of the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable for the period prior to the Liquidation Date, and (ii) pay such contingent liabilities as the Directors shall reasonably deem to exist against the assets of the Series on the Series’ books.

7.                                       Distribution to Shareholders.  Upon termination of the Liquidation Period, the Series’ assets will be distributed ratably among the Series’ shareholders of record in one or more cash payments, which shall immediately be allocated to ING Intermediate Bond Portfolio. The first distribution of the Series’ assets is expected to consist of cash representing substantially all the assets of the Series, less the amount reserved to pay creditors of the Series.

If the Directors are unable to make distributions to all of the Series’ shareholders because of the inability to locate shareholders to whom distributions in cancellation and redemption of Series shares are payable, the Directors may create, in the name and on behalf of the Series, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Series in such trust for the benefit of the shareholders.

8.                                       Receipt of Cash or Other Distributions After the Liquidation Date.  Following the Liquidation Date, if the Series receives any form of cash or is entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, except as otherwise described below, such cash or other distribution will be disbursed in the following manner:

a.             The Company will determine the shareholders of record of the Series as of the Effective Date of the Plan.

b.             The Company will then identify the shareholders of record as of the Effective Date who would be entitled to a pro rata share of the cash or distribution received by the Series (net of all expenses associated with effecting the disposition of such cash or distribution).

c.             The Company will then be responsible for disbursing to each such shareholder of record, identified in accordance with paragraph 8.b above, their pro rata portion of the cash or distribution in accordance with paragraph 7 above.

d.             If there are no shareholders entitled to receive such proceeds, any cash or distribution will be distributed proportionately among the remaining series of the Company based on the net assets of each series.

9.                                       Satisfaction of Federal Income and Excise Tax Distribution Requirements.  At or immediately prior to the Liquidation Date, the Series shall, if necessary, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Series all of the Series’ investment company taxable income for taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.

10.           Powers of Directors.  The Company’s Directors and, subject to the direction of the Directors, its officers shall have authority to do or authorize any or all acts as provided for in this Plan and any and all such further acts as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the 1940 Act or any other applicable laws. The death, resignation or disability of any Director or any officer of the Company shall not impair the authority of the surviving or remaining Directors or officers to exercise any of the powers provided for in the Plan.

11.           Amendment of Plan.  The Directors shall have the authority at any time to authorize variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the liquidation of the Series, and the distribution of the Series’ net assets to its shareholders in accordance with the laws of the State of Maryland, the 1940 Act, the Code, and the Articles of Incorporation, if the Directors determine that such action would be advisable and in the best interests of the Series and its shareholders.

12.           Termination of Plan.  This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Directors at any time prior to the Liquidation Date if circumstances should develop that, in the opinion of the Directors in their sole discretion, make proceeding with this Plan inadvisable for the Series.

13.           Filings.  As soon as practicable after the final distribution of the Series’ assets to shareholders, the Company shall file a notice of liquidation and dissolution of the Series and any other documents as are necessary to effect the liquidation and dissolution of the Series in accordance with the requirements of the Company’s Articles of Incorporation, Maryland law, the Code, any applicable securities laws, and any rules and regulations of the U.S. Securities and Exchange Commission or any state securities commission, including, without limitation, withdrawing any qualification to conduct business in any state in which the Series is so qualified, as well as the preparation and filing of any tax returns, including, but not limited to the Series’ final income tax returns, Forms 966, 1096 and 1099.

14.           Further Assurances.  The Company shall take such further action, prior to, at, and after the Liquidation Date, as may be necessary or desirable and proper to consummate the transactions contemplated by this Plan.

15.           Governing Law.  This Plan shall be governed and construed in accordance with the laws of the State of Maryland.

ING Variable Portfolios, Inc. on behalf of ING Global Equity Option Portfolio

By:
Todd Modic
Senior Vice President,
Chief/Principal Financial Officer
and Assistant Secretary

APPENDIX D

NUMBER OF SHARES OUTSTANDING AS OF

THE RECORD DATE

ING Global Equity Option Portfolio

Class	Shares Outstanding
Class S	1,290,694.249
Total	1,290,694.249

D-1

FUNDS

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the

Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 6, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ING GLOBAL EQUITY OPTION PORTFOLIO

The undersigned hereby appoint(s) Theresa K. Kelety, Huey P. Falgout, Jr., and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Portfolio (the “Portfolio”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 on October 6, 2009, at 10:00 a.m., local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed.

If no specification is made, the proxy will be voted “FOR” the proposal.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

If the Proposal is approved by shareholders of the Portfolio and you have not elected to move your contract/account value to a new investment option prior to the liquidation of the Portfolio, upon the liquidation of the Portfolio, your contract/account value will be reinvested in ING Intermediate Bond Portfolio.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

1.                      To approve the Plan of Liquidation and Dissolution, providing for the liquidation and dissolution of ING Global Equity Option Portfolio.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

3 EASY WAYS TO VOTE YOUR VOTING INSTRUCTION CARD

VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Voting Instructions Card, sign and date the Voting Instructions Card and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Voting Instructions Card.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON October 6, 2009

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FUND/INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders and at any adjournment(s) or postponement(s) thereof, all shares of the above-referenced Portfolio (the “Portfolio”) attributable to his or her contract or interest therein as directed on the reverse side of this Card.  IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL.  If you fail to return this Voting Instructions Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account, when applicable.  The proxies voting shares at the Special Meeting on behalf of the Insurance Company are authorized to vote, at their discretion, upon such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

Voting Instructions Card must be signed and dated below.

Signature (s) (if held jointly)	Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION CARD.  All joint owners should sign.  When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such.  If a corporation, please sign in full corporate name and indicate the signer’s office.  If a partner, please sign in the partnership name. Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Voting Instructions Card as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Voting Instructions Card. THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

If the Proposal is approved by shareholders of the Portfolio and you have not elected to move your contract/account value to a new investment option prior to the liquidation of the Portfolio, upon the liquidation of the Portfolio, your contract/account value will be reinvested in ING Intermediate Bond Portfolio.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

1.                           To approve the Plan of Liquidation and Dissolution, providing for the liquidation and dissolution of ING Global Equity Option Portfolio.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE